UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2010
CROSSTEX ENERGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50536	52-2235832

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 953-9500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Crosstex Energy, Inc. (the “Registrant”) owns the two percent general partner interest, a 25 percent limited partner interest and the incentive distribution rights of Crosstex Energy, L.P. (the “Partnership”).
Private Placement
As previously reported in a Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 11, 2009, on January 6, 2010, the Partnership entered into a privately negotiated Purchase Agreement (the “Purchase Agreement”) with GSO Crosstex Holdings LLC (the “Purchaser”) to issue and sell 14,705,882 Series A Convertible Preferred Units representing limited partner interests of the Partnership (the “Series A Preferred Units”). Pursuant to the terms of the Purchase Agreement, the Series A Preferred Units were issued and sold by the Partnership to the Purchaser on January 19, 2010.
Registration Rights Agreement
On January 19, 2010, the Partnership entered into a Registration Rights Agreement with the Purchaser relating to the registered resale of common units representing limited partner interests of the Partnership (“Common Units”) issuable upon conversion of the Series A Preferred Units. Pursuant to the Registration Rights Agreement, the Partnership has agreed to file a shelf registration statement for the resale of the Common Units into which the Series A Preferred Units may convert as soon as practicable following receipt of written notice from the Purchaser requesting the filing of such shelf registration statement. Moreover, the Partnership has agreed to use commercially reasonable efforts to cause the shelf registration statement to be declared effective by the SEC no later than 180 days after filing such shelf registration statement.
Board Representation Agreement
On January 19, 2010, the Partnership, Crosstex Energy GP, L.P., its general partner (the “General Partner”), Crosstex Energy GP, LLC, the general partner of the General Partner (the “Company”) and the Registrant, entered into a Board Representation Agreement (the “Board Representation Agreement”) with the Purchaser. Pursuant to the Board Representation Agreement, each of the Partnership, the General Partner, the Company and the Registrant agreed to take all actions necessary or advisable to cause one director serving on the Board of Directors of the Company (the “Board”) to be designated by the Purchaser, in its sole discretion. Such designation right will terminate upon the earliest to occur of (i) the Purchaser and its affiliates holding a number of Series A Preferred Units and Common Units issued on conversion of the Series A Preferred Units that is less than twenty-five percent (25%) of the number of Series A Preferred Units initially issued to the Purchaser pursuant to the Purchase Agreement, (ii) such time as the sum of (A) the number of Common Units into which the Series A Preferred Units collectively held by the Purchaser and its affiliates are convertible and (B) the number of the Common Units issuable upon conversion of the Series A Preferred Units which are then collectively held by the Purchaser and its affiliates represent less than ten percent (10%) of the Common Units then outstanding and (iii) the Purchaser ceasing to be an affiliate of The Blackstone Group L.P. Prior to the termination of the designation right, such director may be removed by the Purchaser at any time, and by a majority of the other directors then serving on the Board for “cause.”

The foregoing descriptions of the Registration Rights Agreement and the Board Representation Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Registration Rights Agreement and the Board Representation Agreement, copies of which are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
Pursuant to the terms of the Purchase Agreement, the Series A Preferred Units were issued and sold by the Partnership on January 19, 2010 to the Purchaser for a cash purchase price of $8.50 per Series A Preferred Unit, resulting in total gross proceeds of approximately $125 million. Net proceeds to the Partnership, including the General Partner’s proportionate capital contribution and after deduction of the fees and expenses related to the private placement, including a 3% fee paid to the Purchaser, were approximately $123.5 million.
The Series A Preferred Units were issued and sold in a private transaction exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and certain rules and regulations promulgated under that section. The Purchaser has represented in the Purchase Agreement that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act and that such Purchaser is acquiring the Series A Preferred Units for its own account for investment purposes and not with a view to distributing such Series A Preferred Units in violation of any securities laws. In addition, each Purchaser agreed that it understands that the Series A Preferred Units must not be sold or otherwise disposed of except pursuant to an effective registration statement under the Securities Act or under an exemption from such registration.
The text in Item 5.03 of this Current Report on Form 8-K regarding the Partnership Agreement Amendment is incorporated into this item by reference.

Item 3.03. Material Modification to Rights of Securities Holders.
On January 19, 2010, the Partnership issued the Series A Preferred Units pursuant to the Purchase Agreement, which Series A Preferred Units have certain rights that are senior to the rights of holders of Common Units, such as the rights to distributions and rights upon liquidation of the Partnership. In addition, on January 19, 2010, the Partnership entered into the Registration Rights Agreement with the Purchaser relating to the registered resale of the Common Units issuable upon conversion of the Series A Preferred Units purchased pursuant to the Purchase Agreement. The general effect of the issuance of these transactions upon the rights of the holders of Common Units is more fully described in Items 1.01 and 5.03 of this Current Report on Form 8-K, which are incorporated in this Item 3.03 by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment to Partnership Agreement
On January 19, 2010, in connection with the transactions described in Items 1.01 and 3.02 above, the Partnership entered into Amendment No. 3 to the Sixth Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement Amendment”) to set forth the terms of the Series A Preferred Units.
Under the terms of the Partnership Agreement Amendment, commencing with the quarter ending on March 31, 2010, the Series A Preferred Units will receive quarterly distributions (“Series A Quarterly Distributions”) in an amount equal to the greater of (a) the amount of aggregate distributions that would be payable had such Series A Preferred Units converted into Common Units and (b) a fixed rate of 0.025 multiplied by the conversion price, which will initially be $8.50 per Series A Preferred Unit (subject to customary anti-dilution adjustments) (the “Conversion Price”), paid in arrears within 45 days after the end of each quarter and prior to any other distributions are made with respect to the Common Units. Such distributions may be paid in cash, in additional Series A Preferred Units issued in kind or any combination thereof, as determined by the Partnership in its sole discretion. The Partnership will not pay any distribution with respect to any Common Units in any quarter in which the Series A Preferred Units do not receive a Series A Quarterly Distribution in full in cash. The record date for the determination of holders entitled to receive Series A Quarterly Distributions will be the same as the record date for determination of Common Unit holders entitled to receive quarterly distributions.
If the Partnership fails to pay in full any Series A Quarterly Distribution, the amount of such unpaid distribution will accrue and accumulate from the last day of the quarter for which such distribution is due until paid in full.
The Series A Preferred Units have voting rights that are identical to the voting rights of the Common Units and shall vote with the Common Units as a single class, with each Series A Preferred Unit entitled to one vote for each Common Unit into which such Series A Preferred Unit is convertible. The Series A Preferred Units will have class voting rights on any matter, including a merger, consolidation or business combination, that adversely affects, amends or modifies any of the rights, preferences, privileges or terms of the Series A Preferred Units.

The Series A Preferred Units are convertible in whole or in part into Common Units at any time at the holder’s election. The number of Common Units into which a Series A Preferred Unit is convertible will be an amount equal to (i) the sum of $8.50 and all accrued and accumulated but unpaid distributions, divided by (ii) the Conversion Price, which will initially be $8.50 per Series A Preferred Unit (subject to customary anti-dilution adjustments).
Commencing on January 19, 2013, the Partnership will have the right at any time to convert all or part of the Series A Preferred Units then outstanding, provided that (i) the daily volume-weighted average trading price of the Common Units on the national exchange on which the Common Units are listed or admitted to trading must be greater than 150% of the then-applicable conversion price for 20 out of the trailing 30 days ending on two trading days before the date on which the Partnership delivers notice of such conversion, and (ii) the average daily trading volume of Common Units on such national exchange must have exceeded 250,000 Common Units for 20 out of the trailing 30 trading days ending on two trading days before the date on which the Partnership delivers notice of such conversion.
Until the earliest to occur of (i) the Purchaser and its affiliates holding a number of Series A Preferred Units and Common Units issued on conversion of the Series A Preferred Units that is less than twenty-five percent (25%) of the number of Series A Preferred Units initially issued to the Purchaser pursuant to the Purchase Agreement, (ii) such time as the sum of (A) the number of Common Units into which the Series A Preferred Units collectively held by the Purchaser and its affiliates are convertible and (B) the number of the Common Units issuable upon conversion of the Series A Preferred Units which are then collectively held by the Purchaser and its affiliates represent less than ten percent (10%) of the Common Units then outstanding and (iii) the Purchaser ceasing to be an affiliate of The Blackstone Group L.P., the holders of the Series A Preferred Units will have a right of first refusal to purchase any securities issued by the Partnership that rank pari passu with the Series A Preferred Units.
Upon any liquidation and winding up of the Partnership or the sale of substantially all of the assets of the Partnership, the holders of Series A Preferred Units generally will be entitled to receive, in preference to the holders of any of the Partnership’s other securities, an amount equal to the greater of (a) the sum of (i) the Conversion Price multiplied by the number of Series A Preferred Units owned by such holders, plus (ii) all accrued but unpaid distributions on such Series A Preferred Units or (b) the amount of aggregate distributions that would be payable had such Series A Preferred Units converted into Common Units.
Amendment to LLC Agreement
On January 19, 2010, in connection with the Board Representation Agreement described in Item 1.01 above, the Company entered into Amendment No. 1 to its Amended and Restated Limited Liability Company Agreement (“the LLC Agreement Amendment”) to provide for the Purchaser’s right to designate a member of the Board.

The foregoing descriptions of the Partnership Agreement Amendment and the LLC Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of the Partnership Agreement Amendment and the LLC Agreement Amendment, copies of which are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On January 19, 2010, the Registrant and Partnership issued a press release announcing that the Partnership has completed its sale of its gathering and treating assets in East Texas for $40 million to Waskom Gas Processing Company. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
On January 20, 2010, the Registrant and Partnership issued a press release announcing that the Partnership has completed its sale of the Series A Preferred Units to the Purchaser. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibits 99.1 and 99.2 shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities and Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.
(d) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION

3.1	—	Amendment No. 3 to Sixth Amended and Restated Agreement of Limited Partnership of Crosstex Energy, L.P., dated as of January 19, 2010 (incorporated by reference to exhibit 3.1 to Crosstex Energy, L.P.’s current report on Form 8-K dated January 19, 2010, filed with the Commission on January 22, 2010).

3.2	—	Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of Crosstex Energy GP, LLC, dated as of January 19, 2010 (incorporated by reference to exhibit 3.2 to Crosstex Energy, L.P.’s current report on Form 8-K dated January 19, 2010, filed with the Commission on January 22, 2010).

EXHIBIT
NUMBER		DESCRIPTION

10.1	—	Registration Rights Agreement, dated as of January 19, 2010, by and among Crosstex Energy, L.P. and GSO Crosstex Holdings LLC (incorporated by reference to exhibit 4.1 to Crosstex Energy, L.P.’s current report on Form 8-K dated January 19, 2010, filed with the Commission on January 22, 2010).

10.2	—	Board Representation Agreement, dated as of January 19, 2010, by and among Crosstex Energy GP, LLC, Crosstex Energy GP, L.P., Crosstex Energy, L.P., Crosstex Energy, Inc. and GSO Crosstex Holdings LLC (incorporated by reference to exhibit 10.1 to Crosstex Energy, L.P.’s current report on Form 8-K dated January 19, 2010, filed with the Commission on January 22, 2010).

99.1	—	Press release dated January 19, 2010 (incorporated by reference to exhibit 99.1 to Crosstex Energy, L.P.’s current report on Form 8-K dated January 19, 2010, filed with the Commission on January 22, 2010).

99.2	—	Press release dated January 20, 2010 (incorporated by reference to exhibit 99.2 to Crosstex Energy, L.P.’s current report on Form 8-K dated January 19, 2010, filed with the Commission on January 22, 2010).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, INC.
Date: January 22, 2010	By:	/s/ William W. Davis
William W. Davis
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

3.1	—	Amendment No. 3 to Sixth Amended and Restated Agreement of Limited Partnership of Crosstex Energy, L.P., dated as of January 19, 2010 (incorporated by reference to exhibit 3.1 to Crosstex Energy, L.P.’s current report on Form 8-K dated January 19, 2010, filed with the Commission on January 22, 2010).
3.2	—	Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of Crosstex Energy GP, LLC, dated as of January 19, 2010 (incorporated by reference to exhibit 3.2 to Crosstex Energy, L.P.’s current report on Form 8-K dated January 19, 2010, filed with the Commission on January 22, 2010).
10.1	—	Registration Rights Agreement, dated as of January 19, 2010, by and among Crosstex Energy, L.P. and GSO Crosstex Holdings LLC (incorporated by reference to exhibit 4.1 to Crosstex Energy, L.P.’s current report on Form 8-K dated January 19, 2010, filed with the Commission on January 22, 2010).
10.2	—	Board Representation Agreement, dated as of January 19, 2010, by and among Crosstex Energy GP, LLC, Crosstex Energy GP, L.P., Crosstex Energy, L.P., Crosstex Energy, Inc. and GSO Crosstex Holdings LLC (incorporated by reference to exhibit 10.1 to Crosstex Energy, L.P.’s current report on Form 8-K dated January 19, 2010, filed with the Commission on January 22, 2010).
99.1	—	Press release dated January 19, 2010 (incorporated by reference to exhibit 99.1 to Crosstex Energy, L.P.’s current report on Form 8-K dated January 19, 2010, filed with the Commission on January 22, 2010).
99.2	—	Press release dated January 20, 2010 (incorporated by reference to exhibit 99.2 to Crosstex Energy, L.P.’s current report on Form 8-K dated January 19, 2010, filed with the Commission on January 22, 2010).